UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
October 21, 2004

CASH AMERICA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Texas (State of incorporation)	1-9733 (Commission File No.)	75-2018239 (IRS Employer Identification No.)

1600 West 7th Street
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 335-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
Press Release

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits — The following exhibit is furnished pursuant to the disclosure included under Item 2.02 of this report on Form 8-K.
99.1	Copy of earnings news release dated October 21, 2004, issued by Cash America International, Inc.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 21, 2004, Cash America International, Inc. (the “Company”) announced its consolidated financial results for the quarter ended September 30, 2004. A copy of the Company’s earnings news release is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASH AMERICA INTERNATIONAL, INC.
Date: October 21, 2004	By:	/s/ Hugh Simpson
Hugh A. Simpson
Executive Vice President, General Counsel and Secretary

3

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated October 21, 2004, issued by Cash America International, Inc.

4